SCHEDULE 13D

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CUSIP No. 598709103                                    Page 10 of 11
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                                    Exhibit 1

                             Joint Filing Agreement
                            Pursuant to Rule 13d-1(k)

            The undersigned persons (the "Reporting Persons") hereby agree that a joint statement on this Amendment No. 4 to Schedule 13D, and any amendments thereto, is to be filed.

            Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of them contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: April 11, 2006


                                     GLENCORE FINANCE AG



                                     By:   /s/ Steven Isaacs
                                        ----------------------------------------
                                         Name:  Steven Isaacs
                                         Title:  Director



                                     By:   /s/ Barbara Wolfensberger
                                         Name:  Barbara Wolfensberger
                                         Title:  Director


                                     GLENCORE INTERNATIONAL AG



                                     By:   /s/ Lotti Grenacher
                                        ----------------------------------------
                                         Name:  Lotti Grenacher
                                         Title:  Officer



                                     By:   /s/ Andreas Hubmann
                                        ----------------------------------------
                                         Name:  Andreas Hubmann
                                         Title:  Officer

                                  SCHEDULE 13D

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CUSIP No. 598709103                                    Page 11 of 11
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                                     GLENCORE HOLDING AG



                                     By:   /s/ Willy R. Strothotte
                                        ----------------------------------------
                                         Name:  Willy R. Strothotte
                                         Title:  Chairman



                                     By:   /s/ Ivan Glasenberg
                                        ----------------------------------------
                                         Name:  Ivan Glasenberg
                                         Title:  Director